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                                   FORM 8-A

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                        NETSOURCE COMMUNICATIONS, INC.
          ---------------------------------------------------------
            (Exact name of registrant as specified in its charter)


         DELAWARE                                              68-0386077
---------------------------                         ----------------------------
 (State of incorporation                                  (I.R.S. Employer
     or organization)                                    Identification No.)

             444 SPEAR STREET, SUITE 200, SAN FRANCISCO, CA 94105
          ---------------------------------------------------------
            (Address of principal executive offices)    (Zip Code)

     If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check
this box.  [   ]

     If this Form relates to the registration of a class of debt securities and is to be effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General
Instruction A.(c)(2), please check the following box.  [   ]

       Securities to be registered pursuant to Section 12(b) of the Act:



        Title of each class          Name of each exchange on which
        to be so registered          each class is to be registered
        -------------------          ------------------------------

              None                                 None


       Securities to be registered pursuant to Section 12(g) of the Act:

                      COMMON STOCK, $.001 PAR VALUE
           ---------------------------------------------------------
                               (Title of class)
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Item 1.  Description of Registrant's Securities to be Registered
         -------------------------------------------------------

             Incorporated by reference to the section entitled "Description of Capital Stock - Common Stock" contained in Registrant's Registration Statement on Form S-1 filed with the Commission on October 16, 1996 and all Amendments thereto (the "S-1 Registration Statement").

Item 2.  Exhibits
         --------

             The following exhibits are filed as a part of this registration statement:

             4.1* Form of Amended and Restated Certificate of Incorporation of Registrant.

             4.2*  Bylaws of Registrant.

             5.1*  Form of Registrant's Common Stock certificate.

______________________
*   Incorporated by reference to the Exhibits to the S-1 Registration Statement.
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                                  SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


Date: December 13, 1996                NETSOURCE COMMUNICATIONS, INC.


                                       By: /s/  Evan A. Kraus
                                           ----------------------------
                                             Evan A. Kraus
                                             Executive Vice President